Exhibit 10.20

SECOND AMENDMENT TO CONSOLIDATED,

AMENDED AND RESTATED PROMISSORY NOTE

THIS SECOND AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE (the “Amendment”) dated as of March 12, 2014 is made by and between SUNTRUST BANK, a Georgia banking corporation (the “Lender”), and SADDLEBROOK RESORTS, INC., a Florida corporation (the “Borrower”).

WITNESSETH

A. Borrower executed and delivered that certain Loan Agreement and Addendum to Loan Agreement dated November 1, 2004, as amended by that certain (i) First Amendment to Loan Agreement dated January 31, 2007, by and between Borrower and Lender; (ii) Second Amendment to Loan Agreement dated November 6, 2008, by and between Borrower and Lender; (iii) Third Amendment to Loan Agreement dated March 12, 2009, by and between Borrower and Lender; (iv) Fourth Amendment to Loan Agreement dated May 10, 2010, by and between Borrower and Lender; (v) Fifth Amendment to Loan Agreement and First Amendment to Consolidated, Amended and Restated Promissory Note dated December 15, 2011, by and between Borrower and Lender; and (vi) Sixth Amendment to Loan Agreement dated March 19, 2013, by and between Borrower and Lender (collectively, as may be further amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. Pursuant to the Loan Agreement, Borrower issued to Lender that certain (i) Fifth Amended and Restated Revolving Line of Credit Promissory Note dated March 19, 2013 with a revolving credit limit of up to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Revolving Line of Credit Note”); and (ii) Consolidated, Amended and Restated Promissory Note dated March 12, 2009 in the original principal amount of Ten Million Six Hundred Thousand and No/100 Dollars ($10,600,000) as amended by that certain Fifth Amendment to Loan Agreement and First Amendment to Consolidated, Amended and Restated Promissory Note dated December 15, 2011 (as may be further amended, restated, modified or supplemented and in effect from time to time, the “Consolidated Note,” collectively with the Revolving Line of Credit Note sometimes referred to as the “Notes”).

C. To secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Borrower, among other things, executed and delivered to Lender that certain (i) Notice of Future Advance and Fifth Amended and Restated Mortgage, Security Agreement and Fixture Filing dated March 12, 2009, recorded in the Official Records of Pasco County, Florida at O.R. Book 8044 Page 558, as modified by that certain Modification of Fifth Amended and Restated Mortgage, Security Agreement and Fixture Filing and Collateral Assignment of Rents, Leases and Contract Rights dated March 19, 2013, recorded in the Official Records of Pasco County, Florida at O.R. Book 8846 Page 1098 (as may be further amended, restated, modified or supplemented and in effect from time to time, the “Mortgage”) whereby Borrower granted a security interest in the real and personal property described therein to Lender; (ii) Collateral Assignment of Rents, Leases and Contract Rights dated November 1 , 2004, recorded in the Official Records of Pasco County, Florida at O.R. Book 6096 Page 1940 as modified by that certain Modification of Fifth Amended and Restated Mortgage, Security Agreement and Fixture Filing and Collateral Assignment of Rents, Leases and Contract Rights dated March 19, 2013, recorded in the Official Records of Pasco County, Florida at O.R. Book 8846 Page 1098 (as may be further amended, restated, modified or supplemented and in effect from time to time, the “Collateral Assignment”) whereby Borrower granted a security interest in the rents and leases described therein to Lender; and (iii) Second Amended and Restated Security Agreement dated March 19, 2013 (as may be amended, restated, modified or supplemented and in effect from time to time, the “Security Agreement”), whereby Borrower granted a security interest in the personal property more particularly described therein to Lender.

D. To further secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Saddlebrook International Tennis, Inc., a Florida corporation (the “Guarantor”), executed and delivered an Unconditional Guaranty dated March 12, 2009 guarantying, among other things, payment and performance by Borrower of all obligations evidenced by the Notes and Loan Agreement (the “Guaranty”). The Loan Agreement, Notes, Mortgage, Collateral Assignment, Security Agreement, Guaranty and any and all other documents and instruments executed or delivered in connection therewith shall be referred to herein as the “Loan Documents.”

E. The maturity date for the Consolidated Note is March 12, 2014 (the “Maturity Date”), and Borrower desires to extend the Maturity Date to June 12, 2014, and although it is under no obligation to do so, Lender has agreed to the requested extension under the terms and conditions set forth below.

F. As of March 11, 2014, the aggregate outstanding principal balance of the Consolidated Note is $4,434,111.25.

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Recitals. The parties hereto hereby affirm all recitals and statements above as hue and

2. Amendment to Consolidated Note: Maturity Date. The fourth full paragraph on page 3 of the Consolidated Note (for avoidance of doubt, the paragraph commences with the phrase “The “Maturity Date” of this Note…”) is hereby amended so that, from and after the Effective Date, it shall read as follows:

“The “Maturity Date” of this Note shall be June 12, 2014. Notwithstanding any contrary provision of this Note, all amounts then outstanding under this Note, if not sooner paid, shall be due and payable in full on the Maturity Date.”

3. Representations, Warranties and Covenants. By executing this Amendment, Borrower represents and warrants to Lender that (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, Notes or the Loan Documents except for those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender; (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment as if made on the date hereof; (c) the financial statements and other financial information most recently provided to Lender are correct and complete in all material respects and fairly represent the financial condition of Borrower as at the date thereof and fairly represent the results of the operations of Borrower for the period covered thereby; (d) there has been no material adverse change in the business, properties, or condition, financial or otherwise, of Borrower since the date of such financial statements or other information; (e) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound; and (t) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organization papers.

4. Conditions to Effectiveness. This Amendment shall become effective as of the later of the date first set forth above or upon the Lender receiving the following items, in form and content acceptable to the Lender in its sole discretion (the “Effective Date”):

4.1 Lender shall have received counterpart originals of this Amendment executed by all patties listed on the signature page(s) hereto and originals or certified or other copies of such other documents as the Lender may reasonably request.

4.2 Borrower shall be in compliance with all other terms and conditions of the Loan Documents.

4.3 Lender shall have received evidence that the execution, delivery and performance by Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

5. Fees and Costs. Contemporaneous with the execution of this Amendment, Borrower shall pay to the Lender all costs, expenses and attorneys’ fees incurred by Lender in connection with this Amendment.

6. Reaffirmation and Confirmation. Borrower hereby (a) acknowledges and reaffirms its obligations as set forth in the Loan Documents; (b) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations set forth in the Loan Documents, each of which remains in full force and effect; and (c) confirms, ratifies and reaffirms that the security interest granted to Lender in the collateral pursuant to the Loan Documents in order to secure Borrower’s prompt payment of the Notes and Borrower’s performance under the Loan Documents, is continuing and is and shall remain unimpaired and shall continue to constitute a first priority security interest in favor of Lender, with the same force, effect and priority in effect both immediately prior to and after entering into this Amendment. Lender’s security interest in and to the collateral described in the Loan Documents has attached and continues to attach to all such collateral and no further act on the part of Lender is necessary to continue such security interest. Should any term or provision of the Loan Agreement, Notes or other Loan Documents conflict with the terms or provisions contained in this Amendment, the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

8. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SADDLEBROOK RESORTS, INC.		SUNTRUST BANK

By:	/s/ Thomas L. Dempsey	By:	/s/ Kenneth Schult
	Thomas L. Dempsey, Chief Executive Officer		Kenneth Schult, Vice President

STATE OF FLORIDA

COUNTY OF Pasco

The foregoing instrument was acknowledged before me this 13th day of March, 2014, by Thomas L. Dempsey, the Chief Executive Officer of SADDLEBROOK RESORTS, INC., a Florida corporation, on behalf of the corporation, who ☒ is personally known to me OR ☐ produced a                      Drivers License as identification.

/s/ Gale Byrd
Notary Signature
(NOTARY SEAL)
/s/ Gale Byrd
(Type, Stamp or Print Name)
NOTARY PUBLIC
State of Florida at Large
	My Commission Expires:	6/2/2015

Signature Page to Second Amendment to Consolidated, Amended and Restated Promissory Note

The undersigned, a guarantor of Borrower’s obligations to Lender pursuant to the Guaranty executed by the undersigned in favor of Lender, hereby (i) acknowledges and consents to the execution, delivery, and performance by Borrower of the foregoing Second Amendment to Consolidated, Amended and Restated Promissory Note; (ii) warrants and covenants to Lender that, except to the extent previously disclosed to Lender in writing, all representations and warranties previously made by the Guarantor to Lender are true, complete, and accurate as of the date of this Amendment; and (iii) reaffirms and agrees that the Guaranty to which the undersigned is party and all other documents and agreements executed and delivered by either the undersigned or Borrower to Lender in connection with the indebtedness represented by the Consolidated Note and the Revolving Line of Credit Note are all in full force and effect.

IN WITNESS WHEREOF, the undersigned has duly consented to and executed this Second Amendment to Consolidated, Amended and Restated Promissory Note as of the day and year first above written.

GUARANTOR:

SADDLEBOOK INTERNATIONAL TENNIS, INC.

/s/ Thomas L. Dempsey
Thomas L. Dempsey, Chief Executive Officer

STATE OF FLORIDA

COUNTY OF Pasco

The foregoing instrument was acknowledged before me this 13th day of March, 2014, by Thomas L. Dempsey, the Chief Executive Officer of SADDLEBROOK INTERNATIONAL TENNIS, INC., a Florida corporation, on behalf of the corporation, who ☒ is personally known to me OR ☐ produced a                      Drivers License as identification.

/s/ Gale Byrd
Notary Signature
(NOTARY SEAL)
/s/ Gale Byrd
(Type, Stamp or Print Name)
NOTARY PUBLIC
State of Florida at Large
	My Commission Expires:	6/2/2015

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